ACQUISITIONS	12 Months Ended
Oct. 31, 2018
Business Combinations [Abstract]
ACQUISITION OF ANITE
ACQUISITIONS
Acquisition of Ixia
On April 18, 2017, pursuant to the terms of an Agreement and Plan of Merger dated January 30, 2017, between Keysight and Ixia (the "Merger Agreement"), we acquired all of the outstanding common stock of Ixia for $1,622 million, net of $72 million of cash acquired, pursuant to an exchange offer for $19.65 per share (the "Merger Consideration"). Pursuant to the Merger Agreement, any outstanding and unexercised Ixia stock options with an exercise price below the Merger Consideration and any outstanding Ixia restricted stock awards were cancelled and converted into the right to receive a cash payment equal to the merger consideration of $19.65 per share (minus the exercise price for the Ixia stock options). The vested portion of the awards associated with prior service of Ixia employees represented approximately $47 million of the total consideration. We funded the acquisition with a combination of cash and proceeds from debt and equity financings. As a result of the acquisition, Ixia has become a wholly-owned subsidiary of Keysight. Accordingly, the results of Ixia are included in Keysight's consolidated financial statements from the date of the acquisition and are reported in the Ixia Solutions Group operating segment.
The Ixia acquisition was accounted for in accordance with the authoritative accounting guidance. The acquired assets and assumed liabilities were recorded by Keysight at their estimated fair values. Keysight determined the estimated fair values with the assistance of appraisals or valuations performed by third party specialists, discounted cash flow analysis, and estimates made by management. We expect to leverage and expand the existing sales channels and product development resources, and utilize the assembled workforce. The company also anticipates opportunities for growth through expanded geographic and customer segment diversity and the ability to leverage additional products and capabilities. These factors, among others, contributed to a purchase price in excess of the estimated fair value of Ixia's net identifiable assets acquired (see summary of net assets below), and, as a result, we have recorded goodwill in connection with this transaction.
All goodwill, approximately $48 million of which is deductible for tax purposes, was assigned to the Ixia Solutions Group.
A portion of the overall purchase price was allocated to acquired intangible assets. Amortization expense associated with acquired intangible assets is not deductible for tax purposes. Therefore, a deferred tax liability of approximately $186 million was established primarily for the future amortization of these intangibles and is included in "other long-term liabilities" in the table below.
The following table summarizes the allocation of the purchase price to the estimated fair values of the assets acquired and liabilities assumed on the closing date of April 18, 2017 (in millions):

Cash and cash equivalents	$72
Short-term investments	44
Accounts receivable	91
Inventory	107
Other current assets	34
Property, plant and equipment	50
Goodwill	1,117
Other intangible assets	744
Other assets	4
Total assets acquired	2,263
Accounts payable	(10)
Employee compensation and benefits	(32)
Deferred revenue	(35)
Income and other taxes payable	(1)
Other accrued liabilities	(32)
Other long-term liabilities	(459)
Net assets acquired	$1,694

The fair values of cash and cash equivalents, short-term investments, accounts receivable, other current assets, accounts payable, employee compensation and benefits, and other accrued liabilities were generally determined using historical carrying values given the short-term nature of these assets and liabilities. The fair values for acquired inventory, property, plant and equipment, intangible assets, and deferred revenue were determined with the input from third-party valuation specialists. The fair values of certain other assets and certain other liabilities were determined internally using historical carrying values and estimates made by management.
Valuation of Intangible Assets Acquired
The components of intangible assets acquired in connection with the Ixia acquisition were as follows (in millions):

	Estimated Fair Value	Estimated useful life
Developed product technology	$423	4 years
Customer relationships	234	7 years
Tradenames and trademarks	12	3 years
Backlog	8	90 days
Total intangible assets subject to amortization	677
In-process research and development	67
Total intangible assets	$744

As noted above, the intangible assets were valued with input from valuation specialists using the income approach, which includes the discounted cash flow, cost-savings, and relief from royalty methods. The in-process research and development was valued using the multi-period excess earnings method under the income approach by discounting forecasted cash flows directly related to the products expecting to result from the projects, net of returns on contributory assets. A discount rate of 14% was used to value the research and development projects, adjusted to reflect additional risks inherent in the acquired projects. The primary in-process projects acquired relate to next generation products which will be released in the near future. Total costs to complete for all Ixia in-process research and development were estimated at approximately $12 million as of the close date.
Acquisition of ScienLab
On August 31, 2017, we acquired all of the outstanding common stock of ScienLab for $60 million, net of $2 million of cash acquired. ScienLab is a Germany-based company that provides test solutions to automotive original equipment manufacturers and Tier 1 suppliers in the automotive and energy markets. This acquisition complements our portfolio, allowing end-to-end solutions for hybrid electric vehicles, electric vehicles, and battery test solutions that address e-mobility market dynamics. We funded the acquisition using existing cash. As a result of the acquisition, ScienLab has become a wholly-owned subsidiary of Keysight. Accordingly, the results of ScienLab are included in Keysight's consolidated financial statements from the date of the acquisition and are reported in the Electronic Industrial Solutions Group operating segment. For the period from September 1, 2017 to October 31, 2017, ScienLab's net revenue and net loss were $1 million and $2 million, respectively.
The ScienLab acquisition was accounted for in accordance with the authoritative accounting guidance. The acquired assets and assumed liabilities were recorded by Keysight at their estimated fair values. Keysight determined the estimated fair values with the assistance of appraisals or valuations performed by third party specialists, discounted cash flow analysis, and estimates made by management. We expect to leverage and expand the existing sales channels and product development resources, and utilize the assembled workforce. The company also anticipates opportunities for growth through expanded geographic and customer segment diversity and the ability to leverage additional products and capabilities. These factors, among others, contributed to a purchase price in excess of the estimated fair value of ScienLab's net identifiable assets acquired (see summary of net assets below), and, as a result, we have recorded goodwill in connection with this transaction.
All goodwill was assigned to the Electronic Industrial Solutions Group. We do not expect the goodwill recognized or any potential impairment charges in the future to be deductible for income tax purposes.
A portion of the overall purchase price was allocated to acquired intangible assets. Amortization expense associated with acquired intangible assets is not deductible for tax purposes. Therefore, a deferred tax liability of approximately $13 million was established primarily for the future amortization of these intangibles and is included in "other long-term liabilities" in the table below.
The following table summarizes the allocation of the purchase price to the estimated fair values of the assets acquired and liabilities assumed on the closing date of August 31, 2017 (in millions):

Cash and cash equivalents	$2
Accounts receivable	3
Inventory	16
Other current assets	1
Goodwill	23
Other intangible assets	40
Total assets acquired	85
Accounts payable	(1)
Deferred revenue	(3)
Income and other taxes payable	(2)
Current portion of long-term debt	(1)
Other long-term liabilities	(16)
Net assets acquired	$62

The fair values of cash and cash equivalents, accounts receivable, other current assets, accounts payable, deferred revenue, and current portion of long-term debt were generally determined using historical carrying values given the short-term nature of these assets and liabilities. The fair values for acquired inventory and intangible assets were determined with the input from third-party valuation specialists. The fair values of certain other liabilities were determined internally using historical carrying values and estimates made by management.
Valuation of Intangible Assets Acquired
The components of intangible assets acquired in connection with the ScienLab acquisition were as follows (in millions):

	Estimated Fair Value	Estimated useful life
Developed product technology	$33	6 years
Customer relationships	4	5 years
Non-compete agreements	1	3 years
Tradenames and trademarks	1	3 years
Backlog	1	6 months
Total intangible assets	$40

As noted above, the intangible assets were valued with input from valuation specialists using the income approach, which includes the discounted cash flow, cost-savings, and relief from royalty methods.
Supplemental Pro Forma Information (Unaudited)
The following represents pro forma operating results as if Ixia had been included in the company's consolidated statements of operations as of the beginning of fiscal 2017 and 2016, respectively (in millions, except per share amounts):

	Year Ended
	October 31,
	2017	2016
Net revenue	$3,462	$3,413
Net income	$116	$231
Net income per share - Basic	$0.63	$1.26
Net income per share - Diluted	$0.62	$1.25

The unaudited pro forma financial information for the years ended October 31, 2017 and 2016 combine the historical results of Keysight and Ixia for the years ended October 31, 2017 and 2016, assuming that the companies were combined as of November 1, 2015. The unaudited pro forma financial information includes business combination accounting effects from the acquisition including amortization and depreciation charges from acquired intangible assets, property plant and equipment, interest expense on the financing transactions used to fund the Ixia acquisition and acquisition-related transaction costs and tax-related effects. Pro forma results of operations for ScienLab have not been presented because the effects of the acquisition were not material to the company’s financial results.
The pro forma information as presented above is for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2016 for Ixia.